                                  SCHEDULE 14A
                    PROXY STATEMENT PURSUANT TO SECTION 14(a)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

|X| Filed by the Registrant
|_| Filed by a party other than the Registrant

Check the appropriate box:

|_|     Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|X|     Definitive Proxy Statement
|_|     Definitive Additional Materials
|_|     Soliciting Material Pursuant to Section 240.14a-11(c) or Section
        240.14a-12

                              SOURCE CAPITAL, INC.
     -----------------------------------------------------------------------
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

     -----------------------------------------------------------------------
    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):

|X|     No fee required (no preliminary filing was required)
|_|     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

        1)     Title of each class of securities to which transaction applies:

               ----------------------------------------------------------------

        2)     Aggregate number of securities to which transaction applies:

               ----------------------------------------------------------------

        3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

               ----------------------------------------------------------------

        4)     Proposed maximum aggregate value of transaction:

               ----------------------------------------------------------------

        5)     Total fee paid:

               ----------------------------------------------------------------

|_|     Fee paid previously with preliminary materials.

|_| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        1)     Amount Previously Paid:

               ----------------------------------------------------------------

        2)     Form, Schedule or Registration Statement No.:

               ----------------------------------------------------------------

        3)     Filing Party:

               ----------------------------------------------------------------

        4)     Date Filed:

               ----------------------------------------------------------------

                              SOURCE CAPITAL, INC.
     11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON MONDAY, MAY 6, 2002

     Notice is hereby given that the annual meeting of shareholders of Source Capital, Inc. ("Company") will be held on the Chateau Level, Second Floor, of the Park Hyatt Los Angeles at Century City, 2151 Avenue of the Stars, Los Angeles, California 90067, on Monday, May 6, 2002, at 10:00 A.M. Pacific Time, to consider and vote on the following matters:

     1. Election of four directors by the holders of Common Stock, $1.00 par value ("Common Stock"), and election of two directors by the holders of $2.40 Cumulative Preferred Stock, $3.00 par value ("Preferred Stock");

     2.   Continuation of the Investment Advisory Agreement; and

     3. Such other matters as may properly come before the meeting or any adjournment or adjournments thereof.

     March 8, 2002, has been fixed as the record date for the determination of shareholders entitled to notice of, and to vote at, the meeting, and only holders of Common Stock and Preferred Stock of record at the close of business on that date will be entitled to vote.

                                    By Order of the Board of Directors



                                    SHERRY SASAKI
                                    Secretary
March 28, 2002


IT IS REQUESTED THAT YOU PROMPTLY EXECUTE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE THUS ENABLING THE COMPANY TO AVOID UNNECESSARY EXPENSE AND DELAY. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. OR YOU MAY VOTE THE ENCLOSED PROXY BY TELEPHONE. THE PROXY IS REVOCABLE AND WILL NOT AFFECT YOUR RIGHT TO VOTE IN PERSON IF YOU ATTEND THE MEETING.

                              SOURCE CAPITAL, INC.
     11400 WEST OLYMPIC BOULEVARD, SUITE 1200, LOS ANGELES, CALIFORNIA 90064

                                 PROXY STATEMENT

     The accompanying proxy is solicited by the Board of Directors of the Company in connection with the annual meeting of shareholders to be held on Monday, May 6, 2002. Any shareholder executing a proxy, or voting by telephone, has the power to revoke it prior to its exercise by submission of a later proxy, by voting in person, or by letter to the Secretary of the Company. Unless the proxy is revoked, the shares represented thereby will be voted in accordance with specifications thereon. Proxy solicitation will be principally by mail but may also be made by telephone or personal interview conducted by officers and regular employees of First Pacific Advisors, Inc., the Company's investment adviser ("Adviser"), or Mellon Investor Services LLC, the Company's Transfer Agent. No specially engaged employees or paid solicitors will be used for such purpose. The cost of solicitation of proxies will be borne by the Company, which will reimburse banks, brokerage firms, nominees, fiduciaries and other custodians for reasonable expenses incurred by them in sending the proxy material to beneficial owners of shares of the Company. This Proxy Statement was first mailed to shareholders on or about March 28, 2002. The Company's annual report to shareholders for the year ended December 31, 2001, may be obtained upon written request made to the Secretary of the Company.

     On March 8, 2002 (record date for determining shareholders entitled to notice of and to vote at the meeting), there were outstanding 8,017,188 shares of Common Stock and 1,969,212 shares of Preferred Stock. Shares of both classes are entitled to one vote per share and vote together as a single class unless otherwise indicated in the description of a proposal. No person is known by management to own beneficially as much as 5% of the outstanding Common Stock or as much as 5% of the outstanding Preferred Stock.

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

                                               COMMON               PREFERRED
                  PROPOSAL                  SHAREHOLDERS           SHAREHOLDERS
         1.  Election of 6 Directors       Elect 4 Directors     Elect 2 Directors

         2.  Investment Advisory           Common and Preferred shareholders vote as
             Agreement                     a single class.

         3.  Other Matters                 Common and Preferred shareholders vote as
                                           a single class.

                      1. ELECTION OF THE BOARD OF DIRECTORS
     At the meeting, six directors are to be elected to serve until the next annual meeting of shareholders or until their successors are duly elected and qualified. The holders of the Preferred Stock, as a separate class, are entitled to elect two directors, and the holders of Common Stock, as a separate class, are entitled to elect the remaining directors. Shares of both classes have cumulative voting rights, which means that, with regard to the election of directors only, each shareholder has the right to cast a number of votes equal to the number of shares owned multiplied by the number of directors to be elected by that class of stock, and each shareholder may cast the whole number of votes for one candidate or distribute such votes among candidates as such shareholder chooses. Unless otherwise instructed, the proxy holders intend to vote proxies received by them for the six nominees named below, reserving the right, however, to cumulate such votes in each class and distribute them among nominees at the discretion of the proxy holders. The affirmative votes of a majority of the shares of each class present in person or represented by proxy at the meeting are required to elect each director to be elected by that class. The following schedule sets forth certain information regarding each nominee for election as director.

                                            YEAR FIRST
                                            ELECTED AS                                               NUMBER OF FPA        OTHER
                                 POSITION     DIRECTOR                                               FUND BOARDS ON   DIRECTORSHIPS
     NAME,                         WITH       OF THE              PRINCIPAL OCCUPATION(S)            WHICH DIRECTOR      HELD BY
ADDRESS* & AGE                    COMPANY     COMPANY               DURING PAST 5 YEARS                  SERVES          DIRECTOR
--------------                    -------     -------               -------------------                  ------          --------
"NON-INTERESTED" DIRECTORS
Willard H. Altman, Jr., 66        Director      1998           Retired. Formerly, until 1995,               5               1
(1,2,3)                                                        Partner of Ernst & Young LLP,
                                                               independent auditors for the
                                                               Company. Vice President of
                                                               Evangelical Council for
                                                               Financial Accountability, an
                                                               accreditation organization for
                                                               Christian non-profit entities.
                                                               Director of FPA Capital Fund,
                                                               Inc., of FPA New Income, Inc.,
                                                               of FPA Paramount Fund, Inc., of
                                                               FPA Perennial Fund, Inc. (4),
                                                               and of Current Income Shares,
                                                               Inc., a closed-end investment
                                                               company not advised by the
                                                               Adviser.

Wesley E. Bellwood, 78            Director      1980           Retired. Formerly, until 1999,               1               0
(1,2)                                                          Chairman  Emeritus and director
                                                               of Wynn's International, Inc.
                                                               (diversified automotive products
                                                               manufacturer).

David Rees, 78                    Director      1968           Private investor. Director                   1               1
(1,2)                                                          and formerly President and
                                                               Chief Executive Officer of the
                                                               International Institute of Los
                                                               Angeles. Formerly, until 1995,
                                                               the Senior Editor of Los Angeles
                                                               Business Journal for more than
                                                               the preceding five years.

                                            YEAR FIRST
                                            ELECTED AS                                               NUMBER OF FPA        OTHER
                                 POSITION     DIRECTOR                                               FUND BOARDS ON   DIRECTORSHIPS
     NAME,                         WITH       OF THE              PRINCIPAL OCCUPATION(S)            WHICH DIRECTOR      HELD BY
ADDRESS* & AGE                    COMPANY     COMPANY               DURING PAST 5 YEARS                  SERVES          DIRECTOR
--------------                    -------     -------               -------------------                  ------          --------
Paul G. Schloemer, 73             Director      1999           Retired President and Chief                  1               0
(1,2,3)                                                        Executive Officer (1984-1993)
                                                               of Parker Hannifin Corporation
                                                               (a manufacturer of motion
                                                               control products).

"INTERESTED" DIRECTORS**

   Eric S. Ende, 57               Director,     2000           Senior Vice President of the                 3               0
                                  President                    Adviser for more than the
                                   & Chief                     past five years. Director,
                                  Investment                   President and Portfolio
                                   Officer                     Manager of FPA Paramount
                                                               Fund, Inc. and of FPA Perennial
                                                               Fund, Inc., and Vice President
                                                               of FPA Capital Fund, Inc. and of
                                                               FPA New Income, Inc. (4). Chief
                                                               Investment Officer from
                                                               September 1995 to August 1999 of
                                                               FPA Perennial Fund, Inc.

Lawrence J. Sheehan, 69           Director      1991           Of counsel to, and partner                   4               0
                                                               (1969 to 1994) of, the law firm
                                                               of O'Melveny & Myers LLP, legal
                                                               counsel to the Company. Director
                                                               of FPA Capital Fund, Inc., of
                                                               FPA New Income, Inc., and of FPA
                                                               Perennial Fund, Inc. (4).

  * The address for each director is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.
 ** "Interested person" within the meaning of the Investment Company Act of 1940 ("Act" or "1940 Act") by virtue of his affiliation with the Company's Adviser in the case of Mr. Ende and by virtue of an affiliation with legal counsel to the Company in the case of Mr. Sheehan.
(1)  Member of the Audit Committee of the Board of Directors.
(2)  Member of the Nominating Committee of the Board of Directors.
(3)  Director elected by the holders of the Preferred Stock.
(4) FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., and FPA Perennial Fund, Inc. are other investment companies advised by the Adviser ("FPA Funds"). See "Information Concerning the Adviser" herein.

     All nominees have consented to being named in this Proxy Statement and have indicated their intention to serve if elected. Should any nominee for director withdraw or otherwise become unavailable for reasons not presently known, it is intended that the proxy holders will vote for the election of such other person or persons as the Board of Directors may designate.

     The Board of Directors has designated the four members identified by footnote (1) to the preceding table as the Audit Committee of the Board. All members of the Committee are "independent," as that term is defined in the applicable listing standards of the New York Stock Exchange ("NYSE"). No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Committee makes recommendations to the Board of Directors concerning the selection of the Company's independent auditors and reviews with such auditors the results of the annual audit, including the scope of auditing procedures, the adequacy of internal controls, and compliance by the Company with the accounting, recording and financial reporting requirements of the 1940 Act. The Audit Committee met four times during the last fiscal year.

                             AUDIT COMMITTEE REPORT

To the Board of Directors
of Source Capital, Inc.:                                      February 12, 2002


     Our Committee has reviewed and discussed with management of the Company and Ernst & Young LLP, the independent auditing firm of the Company, the audited financial statements of the Company as of December 31, 2001, and for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended (the "Audited Financial Statements"). In addition, we have discussed with Ernst & Young LLP the matters required by Codification of Statements on Auditing Standards No. 61 regarding communications with audit committees.

     The Committee also has received and reviewed the written disclosures and the letter from Ernst & Young LLP required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committee), and we have discussed with that firm its independence from the Company. We also have discussed with management of the Company and the auditing firm such other matters and received such assurances from them as we deemed appropriate.

     Management is responsible for the Company's internal controls and the financial reporting process. Ernst & Young LLP is responsible for performing an independent audit of the Company's financial statements in accordance with generally accepted auditing standards and issuing a report thereon. The Committee's responsibility is to monitor and oversee these processes.

     Based on the foregoing review and discussions and a review of the report of Ernst & Young LLP with respect to the Audited Financial Statements, and relying thereon, we have recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report to Shareholders for the year ended December 31, 2001, for filing with the Securities and Exchange Commission.

                                Audit Committee:

                                David Rees, Chairman
                                Willard H. Altman, Jr.
                                Wesley E. Bellwood
                                Paul G. Schloemer

     The Board of Directors has designated the four members identified by footnote (2) to the preceding table as the Nominating Committee. No member is considered an "interested person" of the Company within the meaning of the 1940 Act. The Committee recommends to the full Board of Directors nominees for election as directors of the Company to fill vacancies on the Board, when and as they occur. While the Committee expects to be able to identify from its own resources an ample number of qualified candidates, it will review recommendations from shareholders of persons to be considered as nominees to fill future vacancies. The determination of nominees recommended by the Committee is within the sole discretion of the Committee and the final selection of management nominees is within the sole discretion of the Board. Therefore, no assurance can be given that persons recommended by shareholders will be nominated as directors. The Nominating Committee met twice during the last fiscal year.

     During 2001, the Board of Directors held five meetings. Each director attended more than 75% of the aggregate of (1) the total number of meetings of the Board of Directors and (2) the total number of meetings held by all Committees of the Board on which they served.

     The Company's directors and officers are required to file reports with the Securities and Exchange Commission and the NYSE concerning their ownership and changes in ownership of the Company's Common and Preferred Stock. Based on its review of such reports, the Company believes that all filing requirements were met by its directors and officers during 2001.

     During 2001, the Company did not pay any salaries directly to officers but paid an investment advisory fee to the Adviser as described herein. The following information relates to director compensation. Each director who was not an interested person of the Adviser was compensated by the Company at the rate of $14,000 per year plus a fee of $1,000 per day for Board of Directors or Committee meetings attended, and a fee of $500 per day for Special Board of Directors or Committee meetings held via telephone conference. The five directors who were not interested persons of the Adviser received total directors' fees of $90,000 for 2001. Each such director is also reimbursed for out-of-pocket expenses incurred as a director. During the year, the Company incurred legal fees of $8,237, to the law firm of O'Melveny & Myers LLP, with which Mr. Sheehan is affiliated.

                                                                                     TOTAL COMPENSATION*
                                              AGGREGATE COMPENSATION*                 FROM ALL FPA FUNDS,
               NAME OF DIRECTORS                 FROM THE COMPANY                    INCLUDING THE COMPANY
              --------------------            -----------------------             ----------------------------
              Willard H. Altman, Jr.                $    18,000                           $   43,000**

              Wesley E. Bellwood                         18,000                               18,000

              Eric S. Ende                                  -0-                                  -0-

              David Rees                                 18,000                               18,000

              Paul G. Schloemer                          18,000                               18,000

              Lawrence J. Sheehan                        18,000                               43,000**

          * No pension or retirement benefits are provided to Directors by the Company or the FPA Funds.
         ** Includes compensation from the Company and from three open-end investment companies.

COMPANY SHARES OWNED BY DIRECTORS AS OF MARCH 8, 2002*

                                                                            AGGREGATE DOLLAR RANGES OF
                                          DOLLAR RANGE OF COMPANY         SHARES OWNED IN ALL FPA FUNDS
           NAME                                 SHARES OWNED                   OVERSEEN BY DIRECTOR
           ----                                 ------------                   --------------------
"NON-INTERESTED" DIRECTORS

Willard H. Altman, Jr.                         $50,001-$100,000                     Over $100,000

Wesley E. Bellwood                             $50,001-$100,000                   $50,001-$100,000

David Rees                                      Over $100,000                       Over $100,000

Paul G. Schloemer                              $50,001-$100,000                   $50,001-$100,000

"INTERESTED" DIRECTORS

Eric S. Ende                                   $10,001-$50,000                      Over $100,000

Lawrence J. Sheehan                             Over $100,000                       Over $100,000

* All officers and directors of the Company as a group owned beneficially less than 1% of the Company's Common and Preferred Stock.


     The following information relates to the executive officers of the Company who are not directors of the Company. Each officer also serves as an officer of the Adviser. The business address of each of the following officers is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

     NAME & POSITION                        PRINCIPAL OCCUPATION DURING                                  OFFICER
       WITH COMPANY                               PAST FIVE YEARS                              AGE        SINCE
       ------------                               ---------------                              ---        -----
Steven R. Geist                    Vice President of the Adviser for more than the past         48         1996
(Senior Vice President             five years. Mr. Geist also serves as Executive Vice
& Fixed-Income                     President and Portfolio Manager of FPA Paramount Fund,
Manager)                           Inc. and of FPA Perennial Fund, Inc. Mr. Geist served
                                   as Vice President of the Company from August 1996 to
                                   November 1999 and of FPA Perennial Fund, Inc. from
                                   August 1996 to August 1999.

J. Richard Atwood                  Director, Principal, and Chief Operating Officer of the      41         1997
(Treasurer)                        Adviser since May 2000; and director (since May 2000),
                                   President (since May 2000), Chief Executive Officer
                                   (since May 2000), Chief Financial Officer (since March
                                   1998) and Treasurer for more than the past five years
                                   FPA Fund Distributors, Inc. ("Fund Distributors"). Mr.
                                   Atwood also serves as Treasurer of FPA Capital Fund,
                                   Inc., of FPA New Income, Inc., of FPA Paramount Fund,
                                   Inc. and of FPA Perennial Fund, Inc. Mr. Atwood served
                                   as Senior Vice President from January 1997 to May 2000
                                   of the Adviser and of Fund Distributors.

Sherry Sasaki                      Assistant Vice President and Secretary of the Adviser        47         1982
(Secretary)                        for more than the past five years; and Secretary of
                                   Fund Distributors for more than the past five years.
                                   Ms. Sasaki also serves as Secretary of FPA Capital
                                   Fund, Inc., of FPA New Income, Inc., of FPA Paramount
                                   Fund, Inc. and of FPA Perennial Fund, Inc.


INFORMATION CONCERNING INDEPENDENT AUDITORS

     The Board of Directors (including a majority of directors who are not interested persons of the Company as that term is defined in the Act) has selected the firm of Ernst & Young LLP as independent auditors for the Company for the fiscal year ending December 31, 2002. The employment of such independent auditors is conditioned upon the right of the Company, by vote of a majority of its outstanding voting securities, to terminate such employment forthwith without any penalty. Ernst & Young LLP has served as independent auditors for the Company since 1968. Representatives of Ernst & Young LLP are expected to be present at the meeting, with the opportunity to make a statement if they desire to do so, and such representatives are expected to be available to respond to any appropriate questions from shareholders.

AUDIT FEES

     Aggregate fees for professional services for the audit of the Company's annual financial statements for the fiscal year ended December 31, 2001, and the reviews of the financial statements included in the Company's filings on Form N-SAR for that fiscal year, were $29,400.

ALL OTHER FEES

     Aggregate fees for all other services by Ernst & Young LLP to the Company for the fiscal year were $3,200 in connection with preparation and review of federal and state tax returns for the Company.

              2. CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

     First Pacific Advisors, Inc. ("Adviser"), a Massachusetts corporation, maintains its principal office at 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064. It provides investment management and advisory services to the Company pursuant to an investment advisory agreement, dated October 23, 2000 ("Advisory Agreement"), the continuation of which to April 30, 2002 was approved by shareholders of the Company on May 7, 2001. The Advisory Agreement provides that it may be renewed from year to year by (i) the Board of Directors of the Company or by the vote of a majority (as defined in the Act) of the outstanding voting securities of the Company, and (ii) by the vote of a majority of directors who are not interested persons (as defined in the Act) of the Company or of the Adviser cast in person at a meeting called for the purpose of voting on such approval. The continuance of the Advisory Agreement through April 30, 2003, has been approved by the Board of Directors and by a majority of the directors who are not interested persons of the Company or of the Adviser. The Board of Directors recommends approval by shareholders of such continuance. Such approval requires the affirmative vote of (a) 67% or more of the voting securities represented at the meeting, if more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of all outstanding voting securities, whichever is less.

     Under the Advisory Agreement, the Company retains the Adviser to manage the investment of the Company's assets, including the placing of orders for the purchase and sale of portfolio securities. The Adviser agrees to obtain and evaluate economic, statistical and financial information to formulate and implement the Company's investment programs. In addition to providing management and investment advisory services, the Adviser furnishes office space, facilities and equipment. It also compensates all officers and other personnel of the Company except directors who are not affiliated with the Adviser.

     For providing these services, the Adviser receives a monthly fee equal to 1/12 of the annualized percentage indicated below of total net assets. The annualized percentage is determined by the total net assets of the Company on the last business day of each month, in accordance with the following table:

           0.725% for the first $100 million of total net assets;
           0.700% for the next $100 million of total net assets; and 0.675% for the total net assets over $200 million.

     This fee is higher than the fee paid by some other investment companies. For 2001, the Adviser received $3,158,312 in advisory fees from the Company. The Company's average net assets during the fiscal year were $456,522,847. The total net assets of the Company were $498,725,575 on December 31, 2001.

     The Adviser provides at its expense personnel to serve as officers of the Company and office space, facilities and equipment for managing the affairs of the Company. All other expenses incurred in the operation of the Company are borne by the Company. Expenses incurred by the Company include brokerage commissions on portfolio transactions, fees and expenses of directors who are not affiliated with the Adviser, taxes, transfer agent fees, dividend disbursement and reinvestment and custodian fees, auditing and legal fees, the cost of printing and mailing reports and proxy materials to shareholders, expenses of printing and engraving stock certificates, expense of trade association memberships, and advertising and public relations expenses. No advertising or public relations expenses have been incurred by the Company except in connection with shareholder relations and shareholder communications.

     The Advisory Agreement includes a provision for a reduction in the advisory fees payable to the Adviser in the amount by which certain defined operating expenses of the Company for any fiscal year exceed 1.5% of the first $30 million of average total net assets of the Company, plus 1% of the remaining average total net assets. Operating expenses, as defined in the Advisory Agreement, exclude interest, taxes, any expenditures for supplemental statistical and research information, any uncapitalized legal expenses relating to specific portfolio securities or any proposed acquisition or disposition thereof, and extraordinary expenses such as those of litigation, merger, reorganization or recapitalization. All expenditures, including costs incurred in connection with the purchase, holding or sale of portfolio securities, which are capitalized in accordance with generally accepted accounting principles applicable to investment companies, are accounted for as capital items and not as expenses. This expense limitation provision does not require any payment by the Adviser beyond the return of the advisory fees for a fiscal year.

     The Advisory Agreement provides that the Adviser shall have no liability to the Company or any shareholders of the Company for any error of judgment, mistake of law or any loss arising out of any investment, or for any other act or omission in the performance by the Adviser of its duties under the Advisory Agreement, except for liability resulting from willful misfeasance, bad faith or negligence on the part of the Adviser or the reckless disregard of its duties under the Advisory Agreement. The Advisory Agreement may be terminated without penalty by the Board of Directors of the Company or the vote of a majority (as defined in the Act) of the outstanding voting securities of the Company upon 60 days' written notice to the Adviser or by the Adviser upon like notice to the Company. The Advisory Agreement will automatically terminate in the event of its assignment, as that term is defined in the Act.

     In determining whether to renew the Advisory Agreement, those Company Directors who are not affiliated with the Adviser met separately to evaluate information provided by the Adviser in accordance with the 1940 Act and to determine their recommendation to the full Board of Directors. The Directors considered a variety of factors, including the quality of advisory, management and accounting services provided to the Company, the fees and expenses borne by the Company, the profitability of the Adviser and the investment performance of the Company as well as the performance of a peer group of investment companies. The Company's advisory fee was also considered in light of the advisory fees of a peer group of investment companies. Note was taken of the Company's superior long-term investment performance and low volatility. The Directors also took into consideration the benefits derived by Adviser from arrangements under which it receives research services from brokers to whom the Company's brokerage transactions are allocated, as described below under "Portfolio Transactions and Brokerage." Based upon its consideration of these and other relevant factors, the Directors concluded that the advisory fees paid the Company are fair and reasonable. Thus the Directors recommend that shareholders approve the continuance of the Advisory Agreement.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Under the Advisory Agreement, the Adviser makes decisions to buy and sell securities for the Company, selects broker-dealers, and negotiates commission rates or net prices. In over-the-counter transactions, orders are placed directly with a principal market maker unless it is believed better prices and executions are available elsewhere. Portfolio transactions are effected with broker-dealers selected for their abilities to give prompt execution at prices which are favorable to the Company. If these primary considerations are met, agency transactions for the Company are typically placed with brokers which provide brokerage and research services to the Company or the Adviser at commission rates considered to be reasonable, although higher than the lowest brokerage rates available. No formula for such allocation exists. The Company thus bears the cost of such services. While research services may be useful to supplement other available investment information, the receipt thereof does not necessarily reduce the expenses of the Adviser. The Company does not pay any mark-up over the market price of securities acquired in principal transactions with dealers. Any solicitation fees which are received by the Adviser in connection with a tender of portfolio securities of the Company in acceptance of an exchange or tender offer are applied to reduce the advisory fees payable by the Company.

     The Advisory Agreement includes direct authorization for the Adviser to pay commissions on securities transactions to broker-dealers furnishing research services in an amount higher than the lowest available rate, if the Adviser determines in good faith that the amount is reasonable in relation to the brokerage and research services provided (as required by Section 28(e) of the Securities Exchange Act of 1934), viewed in terms of the particular transaction or the Adviser's overall responsibilities with respect to accounts as to which it exercises investment discretion. The term brokerage and research services is defined to include advice as to the value of securities, the advisability of investing in, purchasing or selling securities, the availability of securities or purchasers or sellers of securities, furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and performance of accounts, and effecting securities transactions, and performing functions incidental thereto, such as clearance, settlement, and custody.

     The Adviser also places portfolio transactions for other advisory accounts, including other investment companies. Research services furnished by broker-dealers which effect securities transactions for the Company may be used by the Adviser in servicing all of its advisory accounts and not all such research services may be used by the Adviser in the management of the Company's portfolio. Conversely, research services furnished by broker-dealers which effect securities transactions for other advisory accounts may be used by the Adviser in the management of the Company. In the opinion of the Adviser, it is not possible to measure separately the benefits from research services to each advisory account. Because the volume and nature of the trading activities of the advisory accounts are not uniform, the amount of commissions in excess of the lowest available rate paid by each advisory account for brokerage and research services will vary. In the opinion of the Adviser, however, total commissions paid by the Company are not disproportionate to the benefits received by it on a continuing basis. During 2001, brokerage commissions paid by the Company totaled $163,349 of which $155,875 was paid on transactions having a total value of $80,955,951 to broker-dealers selected because of research services provided to the Adviser.

     The Adviser seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities for the Company and another advisory account. In some cases, this procedure could have an adverse effect on the price or the amount of securities purchased or sold by the Company. In making such allocations, the main factors considered by the Adviser are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for recommending the investment.

INFORMATION CONCERNING THE ADVISER

     The Advisory Agreement permits the Adviser to render advisory services to others, and the Adviser also serves as investment adviser to FPA Capital Fund, Inc., FPA New Income, Inc., FPA Paramount Fund, Inc., FPA Perennial Fund, Inc. and FPA Crescent Portfolio, open-end investment companies, which had net assets of $551,581,599, $705,300,311, $89,509,823, $51,975,294 and $204,269,471,
respectively, on December 31, 2001. The annual advisory fees paid by FPA Capital Fund, Inc., FPA Paramount Fund, Inc. and FPA Perennial Fund, Inc. equal 0.75% of the first $50 million of average daily net assets and 0.65% on the average daily net assets in excess of $50 million. Those three funds also reimburse the Adviser for the cost of financial services in an amount of up to 0.10% of average daily net assets. FPA New Income, Inc. pays an advisory fee at the annual rate of 0.50% of its average daily net assets. FPA Crescent Portfolio pays an advisory fee at the annual rate of 1.00% of its average daily net assets. The Adviser also advises institutional accounts. The Adviser had total assets under management of approximately $3.5 billion at December 31, 2001.

     The Adviser is an indirect subsidiary of Old Mutual (US) Holdings Inc. (formerly known as United Asset Management Corporation) ("OMH"). OMH is a holding company principally engaged, through affiliated firms, in providing institutional investment management. In September 2000, OMH was acquired by, and subsequently became a wholly owned subsidiary of Old Mutual plc, a United Kingdom-based financial services group with substantial asset management, insurance and banking businesses. The common stock of Old Mutual plc is listed on the London Stock Exchange. No person is known by Old Mutual plc to own or hold with power to vote 25% or more of the outstanding shares of Old Mutual plc common stock.

     The directors and principals of the Adviser are the following persons: J. Richard Atwood, Chief Operating Officer of the Adviser; and Robert L. Rodriguez, Chief Executive Officer of the Adviser. Mr. Rodriguez, 53, serves as director, President and Chief Investment Officer of FPA Capital Fund, Inc. and of FPA New Income, Inc., and as director of Fund Distributors. The principal occupation of Mr. Atwood is described in the preceding table. The business address of Messrs. Atwood and Rodriguez is 11400 West Olympic Boulevard, Suite 1200, Los Angeles, California 90064.

                                3. OTHER MATTERS

     The proxy holders have no present intention of bringing before the meeting for action any matters other than those specifically referred to in the foregoing, and in connection with or for the purpose of effecting the same, nor has the management of the Company any such intention. Neither the proxy holders nor the management of the Company are aware of any matters which may be presented by others. If any other business shall properly come before the meeting, the proxy holders intend to vote thereon in accordance with their best judgment.

VOTING REQUIREMENTS

     For purposes of this Annual Meeting of Shareholders, a quorum is present to transact business on a proposal if the holders of a majority of the outstanding shares of the Company entitled to vote on the proposal are present in person or by proxy. The shares represented by a proxy that is properly executed and returned will be considered to be present at the meeting even if the proxy is accompanied by instructions from a broker or nominee to withhold authority or is marked with an abstention.

     Based on the Company's interpretation of Delaware law, abstentions on a proposal set forth herein will have the same effect as a vote against the proposal. Under the rules of the New York Stock Exchange, Inc., brokers who hold shares in street name for customers have the authority to vote on the proposals set forth herein if they have not received instructions from beneficial owners.

SHAREHOLDER PROPOSALS

     Any shareholder proposal to be considered for inclusion in the Company's proxy statement and form of proxy for the 2003 annual meeting of shareholders should be received by the Secretary of the Company no later than November 29, 2002. Under the circumstances described in, and upon compliance with, Rule 14a-4(c) under the Securities Exchange Act of 1934, the Company may solicit proxies in connection with the 2003 annual meeting which confer discretionary authority to vote on any shareholder proposals of which the Secretary of the Company does not receive notice by February 14, 2003.


ADJOURNMENT

     In the event that sufficient votes in favor of the proposals set forth herein are not received by the time scheduled for the meeting, the persons named as proxies may move one or more adjournments of the meeting for a period or periods of not more than 30 days in the aggregate to permit further solicitation of proxies with respect to any such proposals. Any such adjournment will require the affirmative vote of a majority of the shares present at the meeting. The persons named as proxies will vote in favor of such adjournment those shares which they are entitled to vote which have voted in favor of such proposals. They will vote against any such adjournment those proxies which have voted against any of such proposals.

                                    By Order of the Board of Directors


                                    SHERRY SASAKI
                                    Secretary


March 28, 2002


PLEASE COMPLETE, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED REPLY ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. OR YOU MAY VOTE YOUR PROXY BY TELEPHONE.

Directions to PARK HYATT Los Angeles at Century City, 2151 Avenue of the Stars, Los Angeles, California 90067, telephone (310) 277-1234:

FROM LOS ANGELES INTERNATIONAL AIRPORT:
Take the Century Blvd. exit out of LAX Airport
Travel East on Century Blvd. for
  approximately one mile
Enter the 405 San Diego Freeway North,
continue for eight miles
Exit Santa Monica Blvd. and turn Right
  onto Santa Monica Blvd.
Travel two miles East
Turn Right on Avenue of the Stars
The Park Hyatt is five blocks up on the
  Right (West) side of the street.

FROM DOWNTOWN LOS ANGELES:
Take the 110 Harbor Freeway South
Transfer to the 10 Santa Monica Freeway West
  continue for ten miles
Exit on Overland and turn Right, travel
  approximately one mile North
Turn Right on Pico Blvd., travel approximately
  one mile East
Turn Left on Avenue of the Stars
The Park Hyatt is the first building on the Left hand side of the street.

FROM ORANGE COUNTY AND SAN DIEGO COUNTY:
Take the 405 San Diego Freeway North
Exit Santa Monica Blvd. and turn Right
  onto Santa Monica Blvd.
Travel two miles East
Turn Right on Avenue of the Stars
The Park Hyatt is three blocks up on the
  Right hand side of the street.
(IF TRAVELING NORTH ON THE 5 SANTA ANA FREEWAY,
 SEE DIRECTIONS FROM DOWNTOWN LOS ANGELES VIA
 10 SANTA MONICA FREEWAY WEST)

FROM THE SAN FERNANDO VALLEY:
Take the 405 San Diego Freeway South
Exit Santa Monica Blvd. and turn Left onto
  Santa Monica Blvd.
Travel two miles East
Turn Right on Avenue of the Stars
The Park Hyatt is three blocks up on the Right hand side of the street.

IF NO DIRECTION IS GIVEN, THIS PROXY WILL                 PLEASE MARK
BE VOTED FOR PROPOSALS 1 AND 2.                           YOUR VOTES AS    /X/
                                                          INDICATED IN
                                                          THIS EXAMPLE


                                   FOR   WITHHOLD
                                         AUTHORITY
1. To vote for the election of
   directors by Common and/or      / /      / /
   Preferred Stock:

Common Stock Directors    Preferred Stock Directors
01-Bellwood               05-Altman
02-Ende                   06-Schloemer
03-Rees
04-Sheehan

TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE STRIKE A LINE THROUGH THE NOMINEE'S NAME LISTED ABOVE.


2. Continuation of the Investment Advisory Agreement

                FOR      AGAINST       ABSTAIN

                / /        / /           / /


3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.



Signature(s)                                              Dated:          , 2002
            ----------------------------------------------      ----------

NOTE: Please sign as name appears above. When signing as attorney, executor, administrator, trustee for a corporation, please sign full title. For joint accounts, each owner must sign.

--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -



                           VOTE BY TELEPHONE OR MAIL
                         24 HOURS A DAY, 7 DAYS A WEEK

YOUR TELEPHONE VOTE AUTHORIZES THE NAMED PROXIES TO VOTE YOUR SHARES IN THE SAME
         MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.


                 TELEPHONE                                    MAIL
              1-800-435-6710

    Use any touch-tone telephone to vote               Mark, sign and date
    your proxy. Have your proxy card in                  your proxy card
    hand when you call. You will be            OR             and
    prompted to enter your control number,              return it in the
    located in the box below, and then                enclosed postage-paid
    follow the directions given.                            envelope.


                      IF YOU VOTE YOUR PROXY BY TELEPHONE,
                 YOU DO NOT NEED TO MAIL BACK YOUR PROXY CARD.

                                     PROXY

                              SOURCE CAPITAL, INC.

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


The undersigned hereby appoints ERIC S. ENDE, DAVID REES, and WILLARD H. ALTMAN, JR., and each of them proxies with power of substitution, and hereby authorizes them to represent and to vote, as provided on the reverse side, all shares of Common Stock and Preferred Stock of the above Company which the undersigned is entitled to vote at the annual meeting to be held on Monday, May 6, 2002, and at any adjournments thereof. The undersigned acknowledges receipt of the Notice of Annual Meeting and Proxy Statement, dated March 2002.


      (Continued, and to be marked, dated and signed, on the other side.)








--------------------------------------------------------------------------------
                            - FOLD AND DETACH HERE -